CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Statement of Comprehensive Income [Abstract]
Net income	$ 455,555	$ 26,165
Other comprehensive income/(loss)
Foreign currency translation gain/(loss)	1,318	(1,590)
Total comprehensive income	456,873	24,575
Less: Comprehensive income attributable to non-controlling interests	(931)	(145)
Total comprehensive income attributable to the Company	$ 455,942	$ 24,430